UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  May 18, 2015

Sanchez Production Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-33147	11-3742489
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street, Suite 3000 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 783-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01Regulation FD.

In connection with Sanchez Production Partners LP’s (the “Partnership”) previously-announced execution of an At Market Issuance Sales Agreement with MLV & Co. LLC dated April 17, 2015, legal opinions of the Partnership’s counsel are attached to this Form 8-K as Exhibits 5.1 and 8.1 in connection with the closing thereunder.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

1

Exhibit Number		Description

5.1		Legal Opinion of Andrews Kurth LLP
8.1		Tax Opinion of Andrews Kurth LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ PRODUCTION PARTNERS LP By: Sanchez Production Partners GP LLC, its general partner

Date: May 18, 2015	By:	/s/ Charles C. Ward
Charles C. Ward Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legal Opinion of Andrews Kurth LLP
8.1	Tax Opinion of Andrews Kurth LLP